Exhibit 10.2

SUPPLEMENT NO. 1 dated as of September 6, 2017 (this “Supplement”) to the Guarantee dated as of December 6, 2016, among each of the Guarantors listed on the signature pages thereto and any other entity that becomes a party thereto pursuant to Section 20 thereof (each such entity individually, a “Guarantor” and, collectively, the “Guarantors”), and Wells Fargo Bank, National Association, as Collateral Agent for the Secured Parties (the “Guarantee”).

A.                                    Reference is made to that certain Credit Agreement, dated as of the date of the Guarantee (as the same may be amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), among PRA Health Sciences, Inc., a Delaware corporation (“Holdings”), Pharmaceutical Research Associates, Inc., a Virginia corporation (the “Borrower”), the lending institutions from time to time parties thereto (each a “Lender” and, collectively, the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent, Collateral Agent, Letter of Credit Issuer and Swingline Lender, and the other parties party thereto.

B.                                    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee.

C.                                    The Guarantors have entered into the Guarantee in order to induce the Administrative Agent, the Collateral Agent, the Lenders, the Swingline Lender and the Letter of Credit Issuer to enter into the Credit Agreement and to induce the Lenders and the Letter of Credit Issuers to make their respective Extensions of Credit to the Borrower under the Credit Agreement and to induce one or more Cash Management Banks or Hedge Banks to enter into Secured Cash Management Agreements or Secured Hedge Agreements with Holdings and/or its Restricted Subsidiaries.

D.                                    Section 9.11 of the Credit Agreement and Section 20 of the Guarantee provide that additional Subsidiaries may become Guarantors under the Guarantee by execution and delivery of an instrument in the form of this Supplement.  Each undersigned Subsidiary (each a “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guarantee in order to induce the Lenders, the Swingline Lender and the Letter of Credit Issuers to make additional Extensions of Credit, to induce one or more Hedge Banks or Cash Management Banks to enter into Secured Hedge Agreements and Secured Cash Management Agreements and as consideration for Extensions of Credit previously made.

Accordingly, the Collateral Agent and each New Guarantor agrees as follows:

SECTION 1.                            In accordance with Section 20 of the Guarantee, each New Guarantor by its signature below becomes a Guarantor under the Guarantee with the same force and effect as if originally named therein as a Guarantor, and each New Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects on and as of the date hereof (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date), provided that any such representation and warranty which is qualified by materiality, Material Adverse Effect or similar language is true and correct in all respects.  Each reference to a Guarantor in the Guarantee shall be deemed to include each New Guarantor.  The Guarantee is hereby incorporated herein by reference.

SECTION 2.                            Each New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and subject to general principles of equity.

SECTION 3.                            This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  A set of the copies of this Supplement signed by all the parties shall be lodged with Holdings and the Collateral Agent.  This Supplement shall become effective as to each New Guarantor when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such New Guarantor and the Collateral Agent.

SECTION 4.                            Except as expressly supplemented hereby, the Guarantee shall remain in full force and effect.

SECTION 5.                         THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6.                            Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Guarantee, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.                            All notices, requests and demands pursuant hereto shall be made in accordance with Section 13.2 of the Credit Agreement.  All communications and notices hereunder to each New Guarantor shall be given to it in care of Holdings at Holdings’ address set forth in Section 13.2 of the Credit Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, each New Guarantor and the Collateral Agent have duly executed this Supplement to the Guarantee as of the day and year first above written.

SYMPHONY HEALTH SOLUTIONS CORPORATION, as a New Guarantor

By:	/s/ Charles H. Munn, Jr.
Name: Charles H. Munn, Jr.
Title: EVP, Secretary and General Counsel

SOURCE HEALTHCARE ANALYTICS, LLC, as a New Guarantor

By:	/s/ Charles H. Munn, Jr.
Name: Charles H. Munn, Jr.
Title: EVP, Secretary and General Counsel

PARALLEL 6, INC., as a New Guarantor

By:	/s/ Charles H. Munn, Jr.
Name: Charles H. Munn, Jr.
Title: EVP, Secretary and General Counsel

[Signature Page to Guarantee Supplement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Collateral Agent

By:	/s/ Christine Gardiner
Name: Christine Gardiner
Title: Vice President

[Signature Page to Guarantee Supplement]